Exhibit 10.14

UNCONDITIONAL GUARANTEE

(Non-U.S. Entities)

This continuing UNCONDITIONAL GUARANTEE (Non-U.S. Entities) (“Guarantee”) is entered into as of August 6, 2014, by each of the signatories hereto (together with each Material Foreign Subsidiary of any Loan Party who accedes to this Guarantee as a guarantor after the date hereof pursuant to Section 5.12 of the Credit Agreement referred to below (each a “Guarantor” and, collectively, the “Guarantors”) in favor of Obsidian Agency Services, Inc. (in its capacity as collateral agent for the Secured Parties, hereinafter referred to as the “Collateral Agent”).

Recitals

A.Collateral Agent, RIGHTSIDE GROUP, LTD., a Delaware corporation (“U.S. Borrower”), UNITED TLD HOLDCO LTD., an exempted company limited by shares incorporated under the laws of the Cayman Islands (the “Cayman Borrower”), and the Lenders have entered into that certain Credit Agreement dated as of the date hereof (as amended, restated, or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders has agreed, among other things, to make a term loan to the Cayman Borrower  (collectively, the “Cayman Term Loans”), subject to the terms and conditions set forth therein.  Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Credit Agreement.

B.In consideration of the agreement of the Lenders to make the Cayman Term Loans to the Cayman Borrower under the Credit Agreement, each Guarantor is willing to guarantee the full payment and performance by the Cayman Loan Parties (other than the U.S. Loan Parties) of all of their obligations thereunder and under the other Loan Documents, all as further set forth herein.

Now, Therefore, to induce the Lenders to enter into the Credit Agreement and to make the Cayman Term Loans to the Cayman Borrower, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, each Guarantor hereby represents, warrants, covenants and agrees as follows:

Section 1.    Guarantee.

1.1Guarantee

(a) Each Guarantor hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Secured Parties and their successors, indorsees, transferees and assigns, the prompt and complete payment and performance by each Cayman Loan Party (other than the U.S. Loan Parties) when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations (as such term is defined in the Credit Agreement) of the Cayman Borrower (collectively, the “Cayman Obligations”).    In furtherance of the foregoing, and without limiting the generality thereof, each Guarantor agrees as follows:

(i) each Guarantor’s liability hereunder shall be the immediate, direct, and primary obligation of such Guarantor and shall not be contingent upon any Secured Party’s exercise or enforcement of any remedy it or they may have against any Borrower, any other Guarantor, any other Person, or all or any portion of the Collateral; and

(ii) the Collateral Agent may enforce this guarantee notwithstanding the existence of any dispute between Collateral Agent or any other Secured Party and any Borrower or any other Guarantor with respect to the existence of any Event of Default.

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(b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal, state or other applicable laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 1.2).

(c) Each Guarantor agrees that the Cayman Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 1 or affecting the rights and remedies of the Secured Parties hereunder.

(d) The guarantee contained in this Section 1 shall remain in full force and effect until the satisfaction of the Cayman Obligations by the payment in full, in cash of the principal of and interest on or other liabilities relating to the Cayman Term Loan, all fees and all other expenses or amounts payable under any Loan Document in connection with the Cayman Term Loan (other than inchoate indemnification obligations, and any other obligations which pursuant to the terms of any Loan Document specifically survive repayment of the Loans for which no claim has been made) (the “Discharge of Obligations”).

(e) No payment made by any Borrower, any Guarantor, any other guarantor or any other Person or received or collected by Collateral Agent from any Borrower, any Guarantor, any other guarantor or any other Person by virtue of any action or proceeding or any setoff or appropriation or application at any time or from time to time in reduction of or in payment of the Cayman Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Cayman Obligations or any payment received or collected from such Guarantor in respect of the Cayman Obligations), remain liable for the Cayman Obligations up to the maximum liability of such Guarantor hereunder until the Discharge of Obligations.

1.2Right of Contribution.  If in connection with any payment made by any Guarantor hereunder any rights of contribution arise in favor of such Guarantor against one or more other Guarantors, such rights of contribution shall be subject to the terms and conditions of Section 1.3.  The provisions of this Section 1.2 shall in no respect limit the obligations and liabilities of any Guarantor to the Secured Parties, and each Guarantor shall remain liable to the Secured Parties for the full amount guaranteed by such Guarantor hereunder.

1.3No Subrogation.  Notwithstanding any payment made by any Guarantor hereunder or any setoff or application of funds of any Guarantor by the Secured Parties, no Guarantor shall be entitled to be subrogated to any of the rights of the Secured Parties against any Borrower or any other Guarantor or any Collateral or guarantee or right of offset held by Collateral Agent for the payment of the Cayman Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from any Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, in each case, until the Discharge of Obligations.  If any amount shall be paid to any Guarantor on account of such subrogation rights at any time prior to the Discharge of Obligations, such amount shall be held by such Guarantor in trust for the Secured Parties, shall be segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Collateral Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to Collateral Agent, if required), to be applied, at any time at the Collateral Agent’s election, in such order as set forth in Article VII of the Credit Agreement irrespective of the occurrence or the continuance of any Event of Default.

1.4Amendments, etc. with respect to the Cayman Obligations.  Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Cayman Obligations made by the Secured Parties may be rescinded by the Secured Parties and any of the Cayman

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Obligations continued, and the Cayman Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Collateral Agent, and the Credit Agreement, the other Loan Documents, the Specified Swap Agreements and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, Collateral Agent may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by Collateral Agent for the payment of the Cayman Obligations may be sold, exchanged, waived, surrendered or released.  The Secured Parties shall not have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Cayman Obligations or for the guarantee contained in this Section 1 or any property subject thereto.

1.5Guarantee Absolute and Unconditional; Guarantor Waivers; Guarantor Consents.  Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Cayman Obligations and notice of or proof of reliance by Collateral Agent upon the guarantee contained in this Section 1 or acceptance of the guarantee contained in this Section 1; the Cayman Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 1; and all dealings between any Borrower and any of the Guarantors on the one hand, and the Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 1.  Each Guarantor further waives:

(a) diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon any Borrower or any of the other Guarantors with respect to the Cayman Obligations;

(b) any right to require the Secured Parties to marshal assets in favor of any Borrower, such Guarantor, any other Guarantor or any other Person, to proceed against any Borrower, any other Guarantor or any other Person, to proceed against or exhaust any of the Collateral, to give notice of the terms, time and place of any public or private sale of personal property security constituting the Collateral or other collateral for the Cayman Obligations or to comply with any other provisions of Section 9611 of the UCC (or any equivalent provision of any other applicable law) or to pursue any other right, remedy, power or privilege of the Secured Parties whatsoever;

(c) the defense of the statute of limitations in any action hereunder or for the collection or performance of the Cayman Obligations;
(d) any defense based upon any Secured Party’s errors or omissions in the administration of the Cayman Obligations;
(e) any rights to setoffs and counterclaims;

(f) any defense based upon an election of remedies (including, if available, an election to proceed by nonjudicial foreclosure) which destroys or impairs the subrogation rights of such Guarantor or the right of such Guarantor to proceed against any Borrower or any other obligor of the Cayman Obligations for reimbursement;

(g) the benefit of California Civil Code Section 2815 permitting the revocation of this Guarantee as to future transactions and the benefit of California Civil Code Sections 2809, 2810, 2819, 2839, 2845, 2848, 2849, 2850, 2899 and 1432 with respect to certain suretyship defenses; and

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(h) without limiting the generality of the foregoing, to the fullest extent permitted by law, any defenses or benefits that may be derived from or afforded by applicable law that limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this Guarantee.

Each Guarantor understands and agrees that the guarantee contained in this Section 1 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (i) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Cayman Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by Collateral Agent, (ii) any defense, setoff or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by any Borrower or any other Person against any Secured Party, (iii) any other circumstance whatsoever (with or without notice to or knowledge of any Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of any Borrower and the Guarantors for the Cayman Obligations, or of such Guarantor under the guarantee contained in this Section 1, in bankruptcy or in any other instance, (iv) any Insolvency Proceeding with respect to any Borrower, any Guarantor or any other Person, (v) any merger, acquisition, consolidation or change in structure of any Borrower, any Guarantor or any other Person, or any sale, lease, transfer or other disposition of any or all of the assets or Voting Stock of any Borrower, any Guarantor or any other Person, (vi) any assignment or other transfer, in whole or in part, of any Secured Party’s interests in and rights under this Guarantee or the other Loan Documents, including Collateral Agent’s and other Secured Parties’ right to receive payment of the Cayman Obligations, or any assignment or other transfer, in whole or in part, of any Secured Party’s interests in and to any of the Collateral, (vii) Collateral Agent’s vote, claim, distribution, election, acceptance, action or inaction in any Insolvency Proceeding related to any of the Cayman Obligations, and (viii) any other guarantee, whether by such Guarantor or any other Person, of all or any part of the Cayman Obligations or any other indebtedness, obligations or liabilities of any Guarantor to the Secured Parties.

When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, Collateral Agent may, but shall be under no obligation to make a similar demand on or otherwise pursue such rights and remedies as it may have against the applicable Borrower(s), any other Guarantor or any other Person or against any collateral security or guarantee for the Cayman Obligations or any right of offset with respect thereto.  Any failure by Collateral Agent to make any such demand, to pursue such other rights or remedies or to collect any payments from the applicable Borrower(s), any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of any Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of Collateral Agent against any Guarantor.  For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

Each Guarantor further unconditionally consents and agrees that, without notice to or further assent from any Guarantor:  (a) the principal amount of the Cayman Obligations may be increased or decreased and additional indebtedness or obligations of any Borrower or any other Persons under the Loan Documents may be incurred, by one or more amendments, modifications, renewals or extensions of any Loan Document or otherwise; (b) the time, manner, place or terms of any payment under any Loan Document may be extended or changed, including by an increase or decrease in the interest rate on any Cayman Obligation or any fee or other amount payable under such Loan Document, by an amendment, modification or renewal of any Loan Document or otherwise; (c) the time for any Borrower’s (or any other Loan Party’s) performance of or compliance with any term, covenant or agreement on its part to be performed or observed under any Loan Document may be extended, or such performance or compliance waived, or failure in or departure from such performance or compliance consented to, all in such manner and upon such terms as Collateral Agent may deem proper; (d) in addition to the Collateral, Collateral Agent may take and hold other security (legal or equitable) of any kind, at any time, as collateral for the Cayman Obligations, and

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may, from time to time, in whole or in part, exchange, sell, surrender, release, subordinate, modify, waive, rescind, compromise or extend such security and may permit or consent to any such action or the result of any such action, and may apply such security and direct the order or manner of sale thereof; (e) Collateral Agent may discharge or release, in whole or in part, any other Guarantor or any other Loan Party or other Person liable for the payment and performance of all or any part of the Cayman Obligations, and may permit or consent to any such action or any result of such action, and shall not be obligated to demand or enforce payment upon any of the Collateral, nor shall Collateral Agent be liable to any Guarantor for any failure to collect or enforce payment or performance of the Cayman Obligations from any Person or to realize upon the Collateral; and (f) Collateral Agent may request and accept other guaranties of the Cayman Obligations and any other indebtedness, obligations or liabilities of any Borrower or any other Loan Party to Collateral Agent and may, from time to time, in whole or in part, surrender, release, subordinate, modify, waive, rescind, compromise or extend any such guarantee and may permit or consent to any such action or the result of any such action; in each case of (a) through (f), as Collateral Agent may deem advisable, and without impairing, abridging, releasing or affecting this Guarantee.

Each Guarantor acknowledges that all or any portion of the Cayman Obligations may now or hereafter be secured by a Lien or Liens upon real property owned or leased by any Borrower or any Guarantor and evidenced by certain documents including, without limitation, deeds of trust and assignments of rents. Collateral Agent may, pursuant to the terms of said real property security documents and applicable law, foreclose under all or any portion of one or more of said Liens by means of judicial or nonjudicial sale or sales.  Each Guarantor agrees that the Secured Parties may exercise whatever rights and remedies it may have with respect to said real property security, all without affecting the liability of any Guarantor hereunder, except to the extent such Secured Party realizes payment by such action or proceeding.  No election to proceed in one form of action or against any party, or on any obligation shall constitute a waiver of any Secured Party’s right to proceed in any other form of action or against any Guarantor or any other Person, or diminish the liability of any Guarantor, or affect the right of any Secured Party to proceed against any Guarantor for any deficiency, except to the extent such Secured Party realizes payment by such action, notwithstanding the effect of such action upon any Guarantor’s rights of subrogation, reimbursement or indemnity, if any, against any Borrower, any other Guarantor or any other Person.  Without limiting the generality of the foregoing, each Guarantor expressly waives all rights, benefits and defenses, if any, applicable or available to such Guarantor under either California Code of Civil Procedure Sections 580a or 726, which provide, among other things, that the amount of any deficiency judgment which may be recovered following either a judicial or nonjudicial foreclosure sale is limited to the difference between the amount of any Indebtedness owed and the greater of the fair value of the security or the amount for which the security was actually sold.  Without limiting the generality of the foregoing, each Guarantor further expressly waives all rights, benefits and defenses, if any, applicable or available to such Guarantor under either California Code of Civil Procedure Sections 580b, providing that no deficiency may be recovered on a real property purchase money obligation, or 580d, providing that no deficiency may be recovered on a note secured by a deed of trust on real property if the real property is sold under a power of sale contained in the deed of trust.

1.6Reinstatement.  The guarantee contained in this Section 1 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Cayman Obligations is rescinded or must otherwise be restored or returned by the Secured Parties upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Borrower or any such Guarantor or any substantial part of its respective property, or otherwise, all as though such payments had not been made.

1.7Payments.  Each Guarantor hereby guarantees that payments hereunder will be paid to the Secured Parties without setoff or counterclaim in Dollars at the applicable Funding Office.

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Section 2.    Representations and Warranties.

Each Guarantor hereby represents and warrants that:

(a)such Guarantor (i) with respect to the Guarantors as of the date of this Guarantee is a limited liability company duly organized and validly existing under the laws of Ireland; (ii) is duly qualified to do business and, as applicable, is in good standing in every jurisdiction where the nature of its business requires it to be so qualified (except where the failure to so qualify would not have a material adverse effect on Guarantor’s condition, financial or otherwise, or on Guarantor’s ability to pay or perform the obligations hereunder); and (iii) has all requisite power and authority to execute and deliver this Guarantee and each Loan Document executed and delivered by Guarantor pursuant to the Credit Agreement or this Guarantee and to perform its obligations thereunder and hereunder.

(b)the execution, delivery and performance by such Guarantor of this Guarantee (i) are within such Guarantor’s powers and have been duly authorized by all necessary action; (ii) do not contravene such Guarantor’s constitutional documents or any law or any contractual restriction binding on or affecting such Guarantor or by which such Guarantor’s property may be affected; (iii) do not require any authorization or approval or other action by, or any notice to or filing with, any governmental authority or any other Person under any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Guarantor is a party or by which such Guarantor or any of its property is bound, except such as have been obtained or made; and (iv) do not result in the imposition or creation of any Lien upon any property of such Guarantor, other than the Lien created pursuant to the Credit Agreement or any other Loan Document.

(c)this Guarantee is a valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as the enforceability thereof may be subject to or limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting the rights of creditors generally.

(d)there is no action, suit or proceeding affecting such Guarantor pending or threatened before any court, arbitrator, or governmental authority, domestic or foreign, which may have a material adverse effect on the ability of such Guarantor to perform its obligations under this Guarantee.

(e)such Guarantor’s obligations hereunder are not subject to any offset or defense against Collateral Agent, other Loan Party or any other guarantor of any kind.

(f)to ensure the legality, validity, enforceability or admissability into evidence of this Guarantee in each jurisdiction in which such Guarantor is organized and/or incorporated and any jurisdiction in which such Guarantor conducts business, it is not necessary that (i) this Guarantee be filed or recorded with any court or other authority in such jurisdiction, (ii) any other filings, notices, authorizations, approvals be obtained or other actions taken, or (iii) any stamp or similar tax be paid on or with respect to this Guarantee, or, if any of the foregoing actions are necessary, they have been or will be duly taken at the appropriate time.

(g)neither such Guarantor nor its property has any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) under applicable law.

(h)the incurrence of such Guarantor’s obligations under this Guarantee will not cause such Guarantor to (i) become insolvent; (ii) be left with unreasonably small capital for any business or transaction in which such Guarantor is presently engaged or plans to be engaged; or (iii) be unable to pay its debts as such debts mature.

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(i)the guaranteeing of the Cayman Obligations by the Irish Guarantors is not prohibited by the provisions of Section 31 of the Companies Act, 1990.

(j)the guaranteeing of the Cayman Obligations by the Irish Guarantors is not prohibited by the provisions of Section 60 of the Companies Act 1963.

(k)the guaranteeing of the Cayman Obligations by the Guarantors does not cause any guaranteeing limit binding on the Guarantors to be exceeded.

(l)all representations and warranties contained in this Guarantee shall be true at the time of Guarantor’s execution of this Guarantee, and shall continue to be true so long as this Guarantee remains in effect.  Each Guarantor expressly agrees that any misrepresentation or breach of any warranty whatsoever contained in this Guarantee shall be deemed material.

Section 3.    Notices.  All notices, requests and demands to or upon Collateral Agent or any Guarantor hereunder shall be effected in the manner provided for in Section 9.01 of the Credit Agreement.

Section 4.    Entire Agreement.  This Guarantee and the other Loan Documents represent the agreement of the Guarantors and Collateral Agent with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by Collateral Agent relative to the subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

Section 5.    Severability.  If any provision of this Guarantee is held to be unenforceable under applicable law for any reason, it shall be adjusted, if possible, rather than voided in order to achieve the intent of Guarantor and Collateral Agent to the extent possible.  In any event, all other provisions of this Guarantee shall be deemed valid and enforceable to the full extent possible under applicable law.

Section 6.    Subordination of Indebtedness.  Any indebtedness or other obligation of any Cayman Loan Party now or hereafter held by or owing to any Guarantor is hereby subordinated in time and right of payment to all obligations of each Cayman Loan Party to Collateral Agent and such indebtedness of a Cayman Loan Party to any Guarantor is assigned to Collateral Agent as security for this Guarantee, and if Collateral Agent so requests shall be collected, enforced and received by such Guarantor in trust for Collateral Agent and, if an Event of Default has occurred and is continuing, to be paid over to Collateral Agent on account of the Cayman Obligations, but without reducing or affecting in any manner the liability of such Guarantor under the other provisions of this Guarantee.  Any notes now or hereafter evidencing such indebtedness of a Cayman Loan Party to any Guarantor shall be marked with a legend that the same are subject to this Guarantee and shall be delivered to Collateral Agent.

Section 7.  Payment of Expenses.  Guarantor shall pay, promptly on demand, all reasonable and documented Expenses incurred by the Collateral Agent or the other Secured Parties in defending and/or enforcing this Guarantee.  For purposes hereof, “Expenses” shall mean costs and expenses (including reasonable fees and disbursements of any law firm or other external counsel and the allocated cost of internal legal services and all disbursements of internal counsel) for defending and/or enforcing this Guarantee (including those incurred in connection with appeals or proceedings by or against Guarantor under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief).

Section 8.    GOVERNING LAW.  THIS GUARANTEE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

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Section 9.    WAIVER OF JURY TRIAL.EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTEE OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTEE AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.

Section 10.  Jurisdiction; Consent to Service of Process

.

(a) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America, sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guarantee or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guarantee shall affect any right that the Collateral Agent, the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Guarantee or the other Loan Documents against any Guarantor or its properties in the courts of any jurisdiction.

(b) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guarantee or the other Loan Documents in any court located in the City of New York, Borough of Manhattan, or of the United States of America sitting in the Southern District of New York.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each party to this Guarantee irrevocably consents to service of process in the manner provided for notices in Section 7.01 of the Credit Agreement.  Nothing in this Guarantee or any other Loan Document will affect the right of any party to this Guarantee to serve process in any other manner permitted by law.

Section 10.  Additional Guarantors.  Each Subsidiary of a Guarantor that is required to become a party to this Guarantee pursuant to Section 5.12 of the Credit Agreement shall become a Guarantor for all purposes of this Guarantee upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Guarantee to be executed as of the date first written above.

GUARANTORS:

DMIH LIMITED

By:/s/ Richard Danis
Name:  Richard Danis
Title:    Director

RIGHTSIDE DOMAINS EUROPE LIMITED

By:/s/ Richard Danis
Name:  Richard Danis
Title:    Director

[Signature Page to Unconditional Guarantee]

IN WITNESS WHEREOF, the parties hereto have caused this Guarantee to be executed as of the date first written above.

COLLATERAL AGENT:

OBSIDIAN AGENCY SERVICES, INC.

By:/s/ Howard Levkowitz
Name:  Howard Levkowitz
Title:    President

[Signature Page to Unconditional Guarantee]

ANNEX 1 To

UNCONDITIONAL GUARANTEE

(Non-U.S. Entities)

FORM OF
ASSUMPTION AGREEMENT

This ASSUMPTION AGREEMENT (the “Assumption Agreement”), dated as of [_______], 20__, is executed and delivered by [______________________________] (the “Additional Guarantor”), in favor of OBSIDIAN AGENCY SERVICES, INC, as collateral agent for the Secured Parties (together with its permitted successors, in such capacity, the “Collateral Agent”) pursuant to that certain Credit Agreement, dated as of August 6, 2014 (as amended, amended and restated, supplemented, restructured or otherwise modified, renewed or replaced from time to time, the “Credit Agreement”), by and among RIGHTSIDE GROUP, LTD., a Delaware corporation (“U.S. Borrower”), UNITED TLD HOLDCO LTD., an exempted company limited by shares incorporated under the laws of the Cayman Islands (“Cayman Borrower”), the Lenders and Collateral Agent.  All capitalized terms not defined herein shall have the respective meanings ascribed to such terms in such Credit Agreement.

W I T N E S S E T H:

WHEREAS, in connection with the Credit Agreement, the Cayman Loan Parties (other than the U.S. Loan Parties) and certain of their Affiliates (other than the Additional Guarantor) have entered into that certain Unconditional Guarantee (Non-U.S. Entities), dated as of August 6, 2014, in favor of Collateral Agent for the benefit of the Secured Parties (the “Guarantee”);

WHEREAS, [____________] is required, pursuant to Section 5.12 of the Credit Agreement to cause the Additional Guarantor to become a party to the Guarantee in order to provide its guarantee of the Cayman Obligations as therein contemplated; and

WHEREAS, the Additional Guarantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee;

NOW, THEREFORE, IT IS AGREED:

1.Guarantee.  By executing and delivering this Assumption Agreement, the Additional Guarantor, as provided in Section 10 of the Guarantee, (a) hereby becomes a party to the Guarantee as a “Guarantor” thereunder with the same force and effect as if originally named therein as a Guarantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor thereunder.  The Additional Guarantor hereby represents and warrants that each of the representations and warranties contained in Section 2 of the Guarantee (x) that is qualified by materiality is true and correct, and (y) that is not qualified by materiality, is true and correct in all material respects, in each case, on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date (except to the extent any such representation and warranty expressly relates to an earlier date, in which case such representation and warranty was true and correct in all material respects as of such earlier date).

2.Governing Law.    THIS ASSUMPTION AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

Annex 1

3.Loan Document.  This Assumption Agreement shall constitute a Loan Document under the Credit Agreement.

Annex 1

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GUARANTOR]

By:
Name:
Title:

Annex 1